                                                                     Exhibit 4.1

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                                RIGHTS AGREEMENT

                          DATED AS OF JANUARY 22, 2007,

                                 BY AND BETWEEN

                          DEL GLOBAL TECHNOLOGIES CORP.

                                       AND

                          MELLON INVESTOR SERVICES LLC,
                                 as Rights Agent

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6.  Transfer, Split Up, Combination and Exchange of Right Certificates;

11. Adjustment of Purchase Price, Number and Kind of Securities or

                                        i

Exhibit A   A-1

Exhibit B   B-1

                                       ii

                                RIGHTS AGREEMENT

      This RIGHTS AGREEMENT, dated as of January 22, 2007 (this "AGREEMENT"), is made and entered into by and between Del Global Technologies Corp., a New York corporation (the "COMPANY"), and Mellon Investor Services LLC, a New Jersey
limited liability company, as Rights Agent (the "Rights Agent").

                                    RECITALS

      WHEREAS, on January 22, 2007, the Board of Directors of the Company
authorized and declared a dividend distribution of one right (a "RIGHT") for each share of Common Stock, par value $0.10 per share, of the Company (a "COMMON
SHARE") outstanding as of the Close of Business (as hereinafter defined) on
February 2, 2007 (the "RECORD DATE"), each Right initially representing the right to purchase one Common Share, on the terms and subject to the conditions herein set forth, and further authorized and directed the issuance of one Right
(subject to adjustment as provided herein) with respect to each Common Share issued or delivered by the Company (whether originally issued or delivered from the Company's treasury) after the Record Date but prior to the earlier of the
Distribution Date (as hereinafter defined) and the Expiration Date (as hereinafter defined) or as provided in Section 22.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

      1. CERTAIN DEFINITIONS. For purposes of this Agreement, the following terms have the meanings indicated:

      (a) "ACQUIRING PERSON" means any Person (other than the Company, any
Related Person or any Exempt Person) who or which, together with all Affiliates and Associates of such Person, is the Beneficial Owner of 5% or more of the then-outstanding Common Shares; PROVIDED, HOWEVER, that (i) any Person who would otherwise qualify as an Acquiring Person solely as a result of acquiring Common
Shares of the Company pursuant to a rights offering by the Company ("Rights
Offering Shares") shall not be deemed to be an Acquiring Person for any purpose of this Agreement on and after such date of acquiring such Rights Offering
Shares until such time as (A) such Person or any Affiliate or Associate of such
Person thereafter becomes the Beneficial Owner of additional Common Shares representing 1% or more of the then outstanding Common Shares, other than as a result of a stock dividend, stock split or similar transaction effected by the
Company in which all holders of Common Shares are treated equally (such percentage increase subject to downward adjustment if the Company's Board of
Directors, in its sole discretion, determines that such percentage increase shall jeopardize or endanger the availability to the Company of its NOLs), or
(B) any other Person who is the Beneficial Owner of Common Shares representing
1% or more of the then-outstanding Common Shares thereafter becomes an Affiliate or Associate of such Person (such percentage subject to downward adjustment if the Company's Board of Directors, in its sole discretion, determines that such percentage increase shall jeopardize or endanger the availability to the Company of its NOLs), PROVIDED that the foregoing exclusion shall cease to apply with respect to any Person at such time as such Person, together with all Affiliates and Associates of such Person, ceases to Beneficially Own 5% or more of the then-outstanding Common Shares, (ii) subject to (a)(i) hereof, any Person who would otherwise qualify as an Acquiring Person as of the Close of Business on
February 2, 2007 shall not be deemed to be an Acquiring Person for any purpose of this Agreement on and after such date unless and until such time as (A) such
Person or any Affiliate or Associate of such Person thereafter becomes the
Beneficial Owner of additional Common Shares representing 1% or more of the then outstanding Common Shares, other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of
Common Shares are treated equally (such percentage increase subject to downward adjustment if the Company's Board of Directors, in its sole discretion, determines that such percentage increase shall jeopardize or endanger the availability to the Company of its NOLs), or (B) any other Person who is the
Beneficial Owner of Common Shares representing 1% or more of the then-outstanding Common Shares thereafter becomes an Affiliate or Associate of such Person (such percentage subject to downward adjustment if the Company's
Board of Directors, in its sole discretion, determines that such percentage increase shall jeopardize or endanger the availability to the Company of its
NOLs), PROVIDED that the foregoing exclusion shall cease to apply with respect to any Person at such time as such Person, together with all Affiliates and
Associates of such Person, ceases to Beneficially Own 5% or more of the then-outstanding Common Shares, and (iii) a Person shall not be deemed to have become an Acquiring Person solely as a result of a reduction in the number of
Common Shares outstanding unless and until such time as (A) such Person or any
Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of additional Common Shares representing 1% or more of the then-outstanding Common
Shares, other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated equally (such percentage increase subject to downward adjustment if the
Company's Board of Directors, in its sole discretion, determines that such percentage increase shall jeopardize or endanger the availability to the Company of its NOLs), or (B) any other Person who is the Beneficial Owner of Common
Shares representing 1% or more of the then-outstanding Common Shares thereafter becomes an Affiliate or Associate of such Person (such percentage subject to downward adjustment if the Company's Board of Directors, in its sole discretion, determines that such percentage increase shall jeopardize or endanger the availability to the Company of its NOLs). Notwithstanding the foregoing, if the
Board of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person" as defined pursuant to the foregoing provisions of this
Section 1(a), has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an "Acquiring Person" as defined pursuant to the foregoing provisions of this Section 1(a), then such Person shall not be deemed to be an "Acquiring
Person" for any purposes of this Agreement.

      (b) "AFFILIATE" and "ASSOCIATE" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement, and to the extent not included within the foregoing clause of this Section 1(b), shall also include, with respect to any Person, any other Person (other than a Related
Person or an Exempt Person) whose Common Shares would be deemed constructively owned by such first Person pursuant to the provisions of Section 382 of the
Internal Revenue Code of 1986, as amended (the "CODE"), or any successor provision or replacement provision, PROVIDED, HOWEVER, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were Directors of the Company.

      (c) A Person shall be deemed the "BENEFICIAL OWNER" of, and to
"BENEFICIALLY OWN," any securities:

            (i) the beneficial ownership of which such Person or any of such
      Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, warrants, options or other rights (in each case, other than upon exercise or exchange of the Rights); PROVIDED,
      HOWEVER, that a Person shall not be deemed the Beneficial Owner of, or to
      Beneficially Own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's
      Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or

            (ii) which such Person or any of such Person's Affiliates or
      Associates, directly or indirectly, has or shares the right to vote or dispose of, including pursuant to any agreement, arrangement or understanding (whether or not in writing); or

            (iii) of which any other Person is the Beneficial Owner, if such
      Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other
      Person (or any of such other Person's Affiliates or Associates) with respect to acquiring, holding, voting or disposing of any securities of the Company;

PROVIDED, HOWEVER, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and
(2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person's status as a "clearing agency," as defined in
Section 3(a)(23) of the Exchange Act; PROVIDED FURTHER, HOWEVER, that nothing in this Section 1(c) shall cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person's participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, or such later date as the Directors of the Company may determine in any specific case. Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1(c), a Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" or have "beneficial ownership" of, any securities which such Person would be deemed to constructively own pursuant to Section 382 of the Code, or any successor provision or replacement provision.

      (d) "BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

      (e) "CLOSE OF BUSINESS" on any given date means 5:00 p.m., New York, New
York time, on such date; PROVIDED, HOWEVER, that if such date is not a Business
Day it means 5:00 p.m., New York, New York time, on the next succeeding Business
Day.

      (f) "COMMON SHARES" when used with reference to the Company means the shares of Common Stock, par value $0.10 per share, of the Company; PROVIDED,
HOWEVER, that if the Company is the continuing or surviving corporation in a transaction described in Section 11(a)(ii), "Common Shares" when used with reference to the Company means shares of the capital stock or units of the equity interests with the greatest aggregate voting power of the Company.
"Common Shares" when used with reference to any corporation or other legal entity other than the Company, including an Issuer, means shares of the capital stock or units of the equity interests with the greatest aggregate voting power of such corporation or other legal entity.

      (g) "COMPANY" means Del Global Technologies Corp., a New York corporation.

      (h) "DISTRIBUTION DATE" means the earlier of: (i) the Close of Business on the tenth calendar day following the Share Acquisition Date, or (ii) the Close of Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Board of
Directors of the Company) after the commencement of a tender or exchange offer by any Person (other than the Company, any Related Person or any Exempt Person), if upon the consummation thereof such Person would be the Beneficial Owner of 5%
or more of the then-outstanding Common Shares.

      (i) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      (j) "EXEMPT PERSON" shall mean (1) the Company, (2) any Subsidiary (as defined below) of the Company, (3) any employee benefit plan or related trust of the Company or of any Subsidiary of the Company, (4) any trustee or fiduciary with respect to any such benefit plan or trust acting in such capacity
(including without limitation serving in the capacity of investment manager or adviser thereto), or any entity, trustee or fiduciary holding Common Shares for, or pursuant to the terms of, any such plan or trust or for the purpose of funding any such plan or trust or funding other employee benefits for employees or former employees of the Company or of any Subsidiary of the Company, or (5)
any Person whose ownership (together with all Affiliates and Associates of such
Person) of 5% or more of the Common Shares then outstanding shall, in the judgment of a majority of the Company's entire Board of Directors, not jeopardize or endanger the availability to the Company of its NOLs to be used to offset its taxable income in such year or future years (but in the case of any
Person determined by the Company's Board of Directors pursuant to this subparagraph (j)(5) only for so long as such Person continues to be an Exempt
Person, as determined by the Board of Directors in its good faith discretion);
PROVIDED, HOWEVER, that any Person's status as an Exempt Person pursuant to subparagraph (j)(5) shall cease immediately and without any action by the
Company's Board of Directors at any time that such Person's ownership (together with all Affiliates and Associates of such Person) of Common Shares constitutes the ownership by such Person of 5% or more of the shares of Common Shares then-outstanding for purposes of Section 382 of the Code, or any successor provision or replacement provision.

      (k) "EXPIRATION DATE" means the earliest of (i) the Close of Business on the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 23, and (iii) the time at which all exercisable Rights are exchanged as provided in Section 24.

      (l) "FINAL EXPIRATION DATE" means the tenth anniversary of the Record
Date.

      (m) "FLIP-IN EVENT" means any event described in clauses (A), (B) or (C)
of Section 11 (a)(ii).

      (n) "FLIP-OVER EVENT" means any event described in clauses (i), (ii) or
(iii) of Section 13(a).

      (o) "ISSUER" has the meaning set forth in Section 13(b).

      (p) "NASDAQ" means The Nasdaq Stock Market.

      (q) "NOLS" means the Company's net operating loss carryforwards and/or capital loss carryforwards, to be used to offset its taxable income in the current year or future year.

      (r) "PERSON" means any individual, firm, corporation, limited liability company, partnership, trust or other legal entity, and includes any successor
(by merger or otherwise) of such entity.

      (s) "PURCHASE PRICE" means initially $25.00 per Common Share, subject to adjustment from time to time as provided in this Agreement.

      (t) "RECORD DATE" has the meaning set forth in the Recitals to this
Agreement.

      (u) "REDEMPTION PRICE" means $0.01 per Right, subject to adjustment by resolution of the Board of Directors of the Company to reflect any stock split, stock dividend or similar transaction occurring after the Record Date.

      (v) "RELATED PERSON" means (i) any Subsidiary of the Company or (ii) any employee benefit or stock ownership plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan.

      (w) "RIGHT" has the meaning set forth in the Recitals to this Agreement.

      (x) "RIGHT CERTIFICATES" means certificates evidencing the Rights, in substantially the form attached as Exhibit A.

      (y) "RIGHTS AGENT" means Mellon Investor Services LLC, a New Jersey limited liability company, unless and until a successor Rights Agent has become such pursuant to the terms of this Agreement, and thereafter, "Rights Agent"
means such successor Rights Agent.

      (z) "RIGHTS OFFERING SHARES" has the meaning set forth in Section 1(a).

      (aa) "SECURITIES ACT" means the Securities Act of 1933, as amended.

      (bb) "SHARE ACQUISITION DATE" means the first date of public announcement by the Company (by press release, filing made with the Securities and Exchange
Commission or otherwise) that an Acquiring Person has become such.

      (cc) "SUBSIDIARY" of any Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person, and any corporation or other entity that is otherwise controlled by such Person; PROVIDED, HOWEVER, that for purposes of Section 13(b), "Subsidiary"
when used with reference to any Person means any corporation or other legal entity of which at least 20% of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person.

      (dd) "TRADING DAY" means any day on which the principal national securities exchange on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange, a Business Day.

      (ee) "TRIGGERING EVENT" means any Flip-in Event or Flip-over Event.

      2. APPOINTMENT OF RIGHTS AGENT. The Company hereby appoints the Rights
Agent to act as rights agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The
Company may from time to time act as Co-Rights Agent or appoint such Co-Rights
Agents as it may deem necessary or desirable. The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any such Co-Rights Agent. Any actions which may be taken by the Rights Agent pursuant to the terms of this Agreement may be taken by any such Co-Rights
Agent. To the extent that any Co-Rights Agent takes any action pursuant to this
Agreement, such Co-Rights Agent shall be entitled to all of the rights and protections of, and subject to all of the applicable duties and obligations imposed upon, the Rights Agent pursuant to the terms of this Agreement.

      3. ISSUE OF RIGHT CERTIFICATES. (a) Until the Distribution Date, (i) the
Rights shall be evidenced by the certificates representing Common Shares registered in the names of the record holders thereof (which certificates representing Common Shares shall also be deemed to be Right Certificates), (ii)
the Rights shall be transferable only in connection with the transfer of the underlying Common Shares, and (iii) the surrender for transfer of any certificates evidencing Common Shares in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with the
Common Shares evidenced by such certificates. On or as promptly as practicable after the Record Date, the Company shall send by first class, postage prepaid mail, to each record holder of Common Shares as of the Close of Business on the
Record Date, at the address of such holder shown on the records of the Company as of such date, a copy of a Summary of Rights to Purchase Common Shares in substantially the form attached as EXHIBIT B.

      (b) Rights shall be issued by the Company in respect of all Common Shares
(other than Common Shares issued upon the exercise or exchange of any Right)

issued or delivered by the Company (whether originally issued or delivered from the Company's treasury) after the Record Date but prior to the earlier of the
Distribution Date and the Expiration Date. Certificates evidencing such Common
Shares shall have stamped on, impressed on, printed on, written on, or otherwise affixed to them the following legend or such similar legend as the Company may deem appropriate and as is not inconsistent with the provisions of this
Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or transaction reporting system on which the Common Shares may from time to time be listed or quoted, or to conform to usage:

      This Certificate also evidences and entitles the holder hereof to certain
      Rights as set forth in a Rights Agreement between Del Global Technologies
      Corp. and Mellon Investor Services LLC, as Rights Agent, dated as of
      January 22, 2007 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Del Global Technologies Corp. The Rights are not exercisable prior to the occurrence of certain events specified in the Rights Agreement. Under certain circumstances, as set forth in the
      Rights Agreement, such Rights may be redeemed, may be exchanged, may expire, may be amended, or may be evidenced by separate certificates and no longer be evidenced by this Certificate. Del Global Technologies Corp.
      shall mail to the holder of this Certificate a copy of the Rights
      Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights that are or were beneficially owned by an Acquiring Person or any Affiliate or Associate of an Acquiring
      Person (as such terms are defined in the Rights Agreement) may become null and void.

      Notwithstanding this subsection (b), the omission of a legend shall not affect the enforceability of any part of this Rights Agreement or the rights of any holder of the Rights.

      (c) Any Right Certificate issued pursuant to this Section 3 that represents Rights beneficially owned by an Acquiring Person or any Associate or
Affiliate thereof (or any transferee of such Rights) and any Right Certificate issued at any time upon the transfer of any Rights to an Acquiring Person or any
Associate or Affiliate thereof or to any nominee of such Acquiring Person,
Associate or Affiliate and any Right Certificate issued pursuant to Section 6 or
11 hereof upon transfer, exchange, replacement or adjustment of any other Right
Certificate referred to in this sentence, shall be subject to and contain (if the Company or the Rights Agent has knowledge that such Person is an Acquiring
Person or an Associate thereof or a nominee of any of the foregoing) the following legend or such similar legend as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage:

      The Rights represented by this Right Certificate are or were beneficially owned by a Person who was an Acquiring Person or an Affiliate or an

      Associate of an Acquiring Person (as such terms are defined in the Rights
      Agreement). This Right Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 11(a)(ii)
      or Section 13 of the Rights Agreement.

      Notwithstanding this subsection (c), the omission of a legend shall not affect the enforceability of any part of this Rights Agreement or the rights of any holder of the Rights.

      (d) As promptly as practicable after the Distribution Date, the Company shall prepare and execute, the Rights Agent shall countersign and the Company shall send or cause to be sent (and the Rights Agent shall, if requested and provided with all necessary information, send), by first class, insured, postage prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate evidencing one Right for each Common Share so held, subject to adjustment as provided herein. As of and after the Distribution
Date, the Rights shall be evidenced solely by such Right Certificates.

      The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

      (e) In the event that the Company purchases or otherwise acquires any
Common Shares after the Record Date but prior to the Distribution Date, any
Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares so purchased or acquired.

      4. FORM OF RIGHT CERTIFICATES. The Right Certificates (and the form of election to purchase shares and the form of assignment to be printed on the reverse thereof) shall be substantially in the form attached as EXHIBIT A with such changes and marks of identification or designation, and such legends, summaries or endorsements printed thereon, as the Company may deem appropriate
(but which do not affect the rights, duties, responsibilities of the Rights
Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or transaction reporting system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of Sections 11, 13 and 22, the Right Certificates, whenever issued, on their face shall entitle the holders thereof to purchase such number of Common Shares as are set forth therein at the Purchase Price set forth therein, but the Purchase Price, the number and kind of securities issuable upon exercise of each Right and the number of Rights outstanding shall be subject to adjustment as provided herein.

      5. COUNTERSIGNATURE AND REGISTRATION. (a) The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or
any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who signed any of the Right
Certificates ceases to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right
Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the
Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, is a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such officer.

      (b) Following the Distribution Date and receipt by the Rights Agent of notice to that effect and all other relevant information referred to in Section
3, the Rights Agent shall keep or cause to be kept, at the office of the Rights
Agent designated for such purpose, books for registration and transfer of the
Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of
Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

      6. TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF RIGHT CERTIFICATES;
MUTILATED, DESTROYED, LOST OR STOLEN RIGHT CERTIFICATES. (a) Subject to the
provisions of Sections 7(d) and 14, at any time after the Close of Business on the Distribution Date and prior to the Expiration Date, any Right Certificate or
Right Certificates representing exercisable Rights may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of Common Shares (or other securities, as the case may be) as the Right Certificate or Right
Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any such Right Certificate must surrender the Right
Certificate to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose with the form of assignment on the reverse side thereof duly endorsed (or enclose with such Right Certificate a written instrument of transfer in form satisfactory to the Company and the
Rights Agent), duly executed by the registered holder thereof or his attorney duly authorized in writing, and with such signature guaranteed by a member of a securities approved medallion program. The Right Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the
Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Certificates until the registered holder thereof shall have (i) completed and signed the certificate contained in the form of assignment set forth on the reverse side of each such
Right Certificate, (ii) provided such additional evidence of the identity of the
Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby and the Affiliates and Associates of such Beneficial Owner (or former Beneficial Owner) as the Company or the Rights Agent shall reasonably request, and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of
Right Certificates as required by Section 9(d) hereof. Thereupon or as promptly as practicable thereafter, subject to the provisions of Sections 7(d) and 14, the Company shall prepare, execute and deliver to the Rights Agent, and the

Rights Agent shall manually countersign and deliver to the Person entitled thereto, a Right Certificate or Right Certificates, as the case may be, as so requested, registered in such name or names as may be designated by the surrendering registered holder. The Company may require payment of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights
Agent shall promptly forward any such sum collected by it to the Company or to such Persons as the Company shall specify by written notice. The Rights Agent shall have no duty or obligation under this Section unless and until it is satisfied that all such taxes and/or governmental charges have been paid.

      (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company shall prepare, execute and deliver a new Right
Certificate of like tenor to the Rights Agent and the Rights Agent shall countersign and deliver such new Right Certificate to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

      7. EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION DATE OF RIGHTS. (a) The
registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date and prior to the Expiration Date, upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed (with such signature duly guaranteed), to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment in cash, in lawful money of the United States of America by certified check or bank draft payable to the order of the Company, equal to the sum of (i)
the exercise price for the total number of securities as to which such surrendered Rights are exercised and (ii) an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with the provisions of Section 9(d). Except for those provisions herein which expressly survive the termination of this Agreement, this Agreement shall terminate at such time as the Rights are no longer exercisable hereunder.

      (b) Upon receipt of a Right Certificate representing exercisable Rights with the form of election to purchase duly and properly executed, accompanied by payment as described above and an amount equal to any applicable tax or charge required to be paid under Section 9(d) hereof by certified check, cashier's check, bank draft or money order payable to the order of the Company, subject to
Section 20(j) hereof, the Rights Agent shall promptly (i) requisition from any transfer agent of the Common Shares (or make available, if the Rights Agent is the transfer agent) certificates representing the total number of number of
Common Shares to be purchased (and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests), or, if the Company elects to deposit Common Shares issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of Common Shares as are to be purchased (and the Company hereby irrevocably authorizes and directs such depositary agent to comply with all such requests), (ii) after receipt of such certificates (or

                                       10

depositary receipts, as the case may be), cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, (iii) when appropriate, requisition from the Company or any transfer agent therefor (or make available, if the Rights Agent is the transfer agent) certificates representing the number of equivalent common shares to be issued in lieu of the issuance of Common
Shares in accordance with the provisions of Section 11(a)(iii), (iv) when appropriate, after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, (v) when appropriate, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with the provisions of
Section 14 or in lieu of the issuance of Common Shares in accordance with the provisions of Section 11(a)(iii), (vi) when appropriate, after receipt, deliver such cash to or upon the order of the registered holder of such Right
Certificate, and (vii) when appropriate, deliver any due bill or other instrument provided to the Rights Agent by the Company for delivery to the registered holder of such Right Certificate as provided by Section 11(l).

      (c) In case the registered holder of any Right Certificate exercises less than all the Rights evidenced thereby, the Company shall prepare, execute and deliver a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised and the Rights Agent shall countersign and deliver such new Right Certificate to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14.

      (d) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported transfer, split up, combination or exchange of any Right Certificate pursuant to Section 6 or exercise of a Right Certificate as set forth in this Section 7 unless the registered holder of such Right Certificate has (i) properly completed and signed the certificate following the form of assignment or the form of election to purchase, as applicable, set forth on the reverse side of the Right
Certificate surrendered for such transfer, split up, combination, exchange or exercise and (ii) provided such additional evidence of the identity of the
Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

      8. CANCELLATION AND DESTRUCTION OF RIGHT CERTIFICATES. All Right
Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right
Certificates shall be issued in lieu thereof except as expressly permitted by the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

      9. COMPANY COVENANTS CONCERNING SECURITIES AND RIGHTS. The Company
covenants and agrees that:

                                       11

      (a) At all times, it shall cause to be reserved and kept available out of its authorized and unissued Common Shares or any Common Shares held in its treasury, a number of Common Shares that shall be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7. The
Company shall take all such action as may be necessary to ensure that all Common
Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Common Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

      (b) So long as the Common Shares (and, following the occurrence of a
Triggering Event, Common Shares and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on a national securities exchange or traded in the over-the-counter market and quoted on
Nasdaq, it shall use its best efforts to cause, from and after such time as the
Rights become exercisable (but only to the extent that the Company's Board of
Directors determines that it is reasonably likely that the Rights shall be exercised), all securities reserved for issuance upon the exercise of Rights to be listed on such exchange, or traded in the over-the-counter market and quoted on Nasdaq, upon official notice of issuance upon such exercise.

      (c) It shall take all such action as may be necessary to ensure that all
Common Shares (and, following the occurrence of a Triggering Event, Common
Shares and/or other securities) delivered upon exercise of Rights, at the time of delivery of the certificates for such securities, shall be (subject to payment of the Purchase Price) duly authorized, validly issued, fully paid and nonassessable securities in accordance with applicable law.

      (d) It shall pay when due and payable any and all taxes and charges that may be payable in respect of the issuance or delivery of the Right Certificates and of any certificates representing securities issued upon the exercise of
Rights; provided, however, that the Company shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts representing securities issued upon the exercise of Rights in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise, or to issue or deliver any certificates or depositary receipts representing securities issued upon the exercise of any Rights until any such tax or charge has been paid (any such tax or charge being payable by the holder of such Right
Certificate at the time of surrender) or until it has been established to the
Company's or the Right's Agent's reasonable satisfaction that no such tax or charge is due.

      (e) If the Company determines that registration under the Securities Act is required, then the Company shall use its best efforts (i) to file, as soon as practicable following the later of the Share Acquisition Date and the
Distribution Date, on an appropriate form, a registration statement under the
Securities Act with respect to the securities issuable upon exercise of the
Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing, and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the
Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company shall also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time after the date set forth in clause (i) of the first sentence of

                                       12

this Section 9(e), the exercisability of the Rights in order to prepare and file such registration statement and to permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Company determines that a registration statement should be filed under the Securities Act or any state securities laws following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights in each relevant jurisdiction until such time as a registration statement has been declared effective and, upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 9(e) and give the Rights Agent a copy of such announcement. Notwithstanding anything in this
Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite registration or qualification in such jurisdiction has not been effected or the exercise of the Rights is not permitted under applicable law.

      (f) Notwithstanding anything in this Agreement to the contrary, after the later of the Share Acquisition Date and the Distribution Date it shall not take
(or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action shall eliminate or otherwise diminish the benefits intended to be afforded by the Rights.

      (g) In the event that the Company is obligated to issue other securities of the Company and/or pay cash pursuant to Section 11, 13, 14 or 24 it shall make all arrangements necessary so that such other securities and/or cash are available for distribution by the Rights Agent, if and when appropriate.

      10. RECORD DATE. Each Person in whose name any certificate representing
Common Shares (or Common Shares and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares (or Common Shares and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable taxes or charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company for the Common
Shares (or Common Shares and/or other securities, as the case may be) are closed, such Person shall be deemed to have become the record holder of such securities on, and such certificate shall be dated, the next succeeding Business
Day on which the transfer books of the Company for the Common Shares (or Common
Shares and/or other securities, as the case may be) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of any security for which the
Rights are or may become exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

      11. ADJUSTMENT OF PURCHASE PRICE, NUMBER AND KIND OF SECURITIES OR NUMBER
OF RIGHTS. The Purchase Price, the number and kind of securities issuable upon

                                       13

exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

      (a) (i) In the event that the Company at any time after the Record Date
(A) declares a dividend on the Common Shares payable in Common Shares, (B)
subdivides the outstanding Common Shares, (C) combines the outstanding Common
Shares into a smaller number of Common Shares, or (D) issues any shares of its capital stock in a reclassification of the Common Shares (including any such reclassification in connection with a consolidation or merger in which the
Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification and/or the number and/or kind of shares of capital stock issuable on such date upon exercise of a Right, shall be proportionately adjusted so that the holder of any Right exercised after such time is entitled to receive upon payment of the Purchase Price then in effect the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the transfer books of the Company for the Common Shares were open, the holder of such Right would have owned upon such exercise (and, in the case of a reclassification, would have retained after giving effect to such reclassification ) and would have been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; PROVIDED, HOWEVER, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) or Section 13, the
adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) or
Section 13.

            (ii) Subject to the provisions of Section 24, if:

      (A) any Person becomes an Acquiring Person; or

      (B) any Acquiring Person or any Affiliate or Associate of any Acquiring
Person, directly or indirectly, (1) merges into the Company or otherwise combines with the Company and the Company is the continuing or surviving corporation of such merger or combination (other than in a transaction subject to Section 13), (2) merges or otherwise combines with any Subsidiary of the
Company, (3) in one or more transactions (otherwise than in connection with the exercise, exchange or conversion of securities exercisable or exchangeable for or convertible into shares of any class of capital stock of the Company or any of its Subsidiaries) transfers cash, securities or any other property to the
Company or any of its Subsidiaries in exchange (in whole or in part) for shares of any class of capital stock of the Company or any of its Subsidiaries or for securities exercisable or exchangeable for or convertible into shares of any class of capital stock of the Company or any of its Subsidiaries, or otherwise obtains from the Company or any of its Subsidiaries, with or without consideration, any additional shares of any class of capital stock of the
Company or any of its Subsidiaries or securities exercisable or exchangeable for or convertible into shares of any class of capital stock of the Company or any of its Subsidiaries (otherwise than as part of a pro rata distribution to all holders of shares of any class of capital stock of the Company, or any of its
Subsidiaries), (4) sells, purchases, leases, exchanges, mortgages, pledges, transfers or otherwise disposes (in one or more transactions) to, from, with or

                                       14

of, as the case may be, the Company or any of its Subsidiaries (otherwise than in a transaction subject to Section 13), any property, including securities, on terms and conditions less favorable to the Company than the Company would be able to obtain in an arm's-length transaction with an unaffiliated third party,
(5) receives any compensation from the Company or any of its Subsidiaries other than compensation as a director or a regular full-time employee, in either case at rates consistent with the Company's (or its Subsidiaries') past practices, or
(6) receives the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantage provided by the Company or any of its Subsidiaries; or

      (C) during such time as there is an Acquiring Person, there is any reclassification of securities of the Company (including any reverse stock split), or any recapitalization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries, or any other transaction or series of transactions involving the Company or any of its Subsidiaries (whether or not with or into or otherwise involving an Acquiring Person), other than a transaction subject to Section 13, which has the effect, directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities of the Company or any of its Subsidiaries, or of securities exercisable or exchangeable for or convertible into equity securities of the Company or any of its Subsidiaries, of which an Acquiring
Person, or any Affiliate or Associate of any Acquiring Person, is the Beneficial
Owner equally (such percentage increase subject to downward adjustment if the
Company's Board of Directors, in its sole discretion, determines that such percentage increase shall jeopardize or endanger the availability to the Company of its NOLs);

then, and in each such case, from and after the latest of the Distribution Date, the Share Acquisition Date and the date of the occurrence of such Flip-in Event, proper provision shall be made so that each holder of a Right, except as provided below, shall thereafter have the right to receive, upon exercise thereof in accordance with the terms of this Agreement at an exercise price per
Right equal to the product of the then-current Purchase Price multiplied by the number of Common Shares for which a Right was exercisable immediately prior to the date of the occurrence of such Flip-in Event (or, if any other Flip-in Event shall have previously occurred, the product of the then-current Purchase Price multiplied by the number of Common Shares for which a Right was exercisable immediately prior to the date of the first occurrence of a Flip-in Event) such number of Common Shares as equals the result obtained by (x) multiplying the then-current Purchase Price by the number of Common Shares for which a Right was exercisable immediately prior to the date of the occurrence of such Flip-in
Event (or, if any other Flip-in Event shall have previously occurred, multiplying the then-current Purchase Price by the number of Common Shares for which a Right was exercisable immediately prior to the date of the first occurrence of a Flip-in Event), and dividing that product by (y) 50% of the current per share market price of the Common Shares (determined pursuant to
Section 11(d)) on the date of the occurrence of such Flip-in Event.
Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Flip-in Event, any Rights that are Beneficially Owned by
(A) any Acquiring Person (or any Affiliate or Associate of any Acquiring
Person), (B) a transferee of any Acquiring Person (or any such Affiliate or
Associate) who becomes a transferee after the occurrence of a Flip-in Event, or
(C) a transferee of any Acquiring Person (or any such Affiliate or Associate)
who became a transferee prior to or concurrently with the occurrence of a
Flip-in Event pursuant to either (1) a transfer from an Acquiring Person to

                                       15

holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred
Rights or (2) a transfer which the Directors of the Company have determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this Section 11(a)(ii), and subsequent transferees of any of such Persons, shall be null and void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. Upon the occurrence of a Flip-in Event, no Right Certificate that represents Rights that are or have become null and void pursuant to the provisions of this Section 11(a)(ii) shall thereafter be issued pursuant to
Section 3 or Section 6, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of this Section 11(a)(ii) shall be canceled. The Company shall give the Rights Agent written notice of the identity of any such Acquiring Person,
Associate or Affiliate, or the nominee of any of the foregoing, and the Rights
Agent may rely on such notice in carrying out its duties under this Agreement and shall be deemed not to have any knowledge of the identity of any such
Acquiring Person, Associate or Affiliate, or the nominee of any of the foregoing unless and until it shall have received such notice. Upon the occurrence of a
Flip-over Event, any Rights that shall not have been previously exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only pursuant to Section 13 and not pursuant to this Section 11(a)(ii).

            (iii) Upon the occurrence of a Flip-in Event, if there are not sufficient Common Shares authorized but unissued or issued but not outstanding to permit the issuance of all the Common Shares issuable in accordance with Section 11(a)(ii) upon the exercise of a Right, the Board of Directors of the Company shall use its best efforts promptly to authorize and, subject to the provisions of Section 9(e), make available for issuance additional Common Shares or other equity securities of the
      Company having equivalent voting rights and an equivalent value (as determined in good faith by the Board of Directors of the Company) to the
      Common Shares (for purposes of this Section 11(a)(iii), "equivalent common shares"). In the event that equivalent common shares are so authorized, upon the exercise of a Right in accordance with the provisions of Section
      7, the registered holder shall be entitled to receive (A) Common Shares, to the extent any are available, and (B) a number of equivalent common shares, which the Board of Directors of the Company has determined in good faith to have a value equivalent to the excess of (x) the aggregate current per share market value on the date of the occurrence of the most recent Flip-in Event of all the Common Shares issuable in accordance with
      Section 11(a)(ii) upon the exercise of a Right (the "Exercise Value") over
      (y) the aggregate current per share market value on the date of the occurrence of the most recent Flip-in Event of any Common Shares available for issuance upon the exercise of such Right; provided, however, that if at any time after 90 calendar days after the latest of the Share
      Acquisition Date, the Distribution Date and the date of the occurrence of the most recent Flip-in Event, there are not sufficient Common Shares and/or equivalent common shares available for issuance upon the exercise of a Right, then the Company shall be obligated to deliver, upon the surrender of such Right and without requiring payment of the Purchase
      Price, Common Shares (to the extent available), equivalent common shares

                                       16

      (to the extent available) and then cash (to the extent permitted by applicable law and any agreements or instruments to which the Company is a party in effect immediately prior to the Share Acquisition Date), which securities and cash have an aggregate value equal to the excess of (1) the
      Exercise Value over (2) the product of the then-current Purchase Price multiplied by the number of Common Shares for which a Right was exercisable immediately prior to the date of the occurrence of the most recent Flip-in Event (or, if any other Flip-in Event shall have previously occurred, the product of the then-current Purchase Price multiplied by the number of Common Shares for which a Right would have been exercisable immediately prior to the date of the occurrence of such Flip-in Event if no other Flip-in Event had previously occurred). To the extent that any legal or contractual restrictions prevent the Company from paying the full amount of cash payable in accordance with the foregoing sentence, the
      Company shall pay to holders of the Rights as to which such payments are being made all amounts which are not then restricted on a pro rata basis and shall continue to make payments on a pro rata basis as promptly as funds become available until the full amount due to each such Rights holder has been paid.

      (b) In the event that the Company fixes a record date for the issuance of rights, options or warrants to all holders of Common Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Shares (or securities having equivalent rights, privileges and preferences as the Common Shares (for purposes of this Section
11(b), "EQUIVALENT COMMON SHARES")) or securities convertible into Common Shares or equivalent common shares at a price per Common Share or equivalent common share (or having a conversion price per share, if a security convertible into
Common Shares or equivalent common shares) less than the current per share market price of the Common Shares (determined pursuant to Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the number of Common Shares outstanding on such record date plus the number of Common Shares which the aggregate offering price of the total number of Common Shares and/or equivalent common shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price and the denominator of which is the number of Common Shares outstanding on such record date plus the number of additional Common Shares and/or equivalent common shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); PROVIDED, HOWEVER, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which is in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Common Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the
Purchase Price which would then be in effect if such record date had not been fixed.

                                       17

      (c) In the event that the Company fixes a record date for the making of a distribution to all holders of Common Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets, stock (other than a dividend payable in Common Shares) or subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the current per share market price of the Common Shares (as determined pursuant to Section 11(d)) on such record date or, if earlier, the date on which Common
Shares begin to trade on an ex-dividend or when issued basis for such distribution, less the fair market value (as determined in good faith by the
Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the evidences of indebtedness, cash, assets or stock so to be distributed or of such subscription rights, options or warrants applicable to one Common Share, and the denominator of which is such current per share market price of the Common Shares; provided, however that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

      (d) For the purpose of any computation hereunder, the "CURRENT PER SHARE
MARKET PRICE" of Common Shares on any date shall be deemed to be the average of the daily closing prices per share of such Common Shares for the 30 consecutive
Trading Days immediately prior to such date; PROVIDED, HOWEVER, that in the event that the current per share market price of the Common Shares is determined during a period following the announcement by the issuer of such Common Shares of (A) a dividend or distribution on such Common Shares payable in such Common
Shares or securities convertible into such Common Shares (other than the Rights)
or (B) any subdivision, combination or reclassification of such Common Shares, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to take into account ex-dividend trading or to reflect the current per share market price per Common
Share equivalent. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common
Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the
Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use, or, if on any such date the Common Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board of Directors of the Company. If the Common Shares are not
publicly held or not so listed or traded, or are not the subject of available

                                       18

bid and asked quotes, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights
Agent and shall be conclusive for all purposes.

      (e) Except as set forth below, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; PROVIDED, HOWEVER, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a Common Share or other security, as the case may be.
Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment and (ii)
the Expiration Date.

      (f) If as a result of an adjustment made pursuant to Section 11(a), the holder of any Right thereafter exercised becomes entitled to receive any securities of the Company other than Common Shares, thereafter the number and/or kind of such other securities so receivable upon exercise of any Right (and/or the Purchase Price in respect thereof) shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares (and the Purchase Price in respect thereof) contained in this Section 11, and the provisions of Sections 7, 9, 10,
13 and 14 with respect to the Common Shares (and the Purchase Price in respect thereof) shall apply on like terms to any such other securities (and the
Purchase Price in respect thereof).

      (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Common Shares issuable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

      (h) Unless the Company has exercised its election as provided in Section
11(i), upon each adjustment of the Purchase Price pursuant to Section 11(b) or
Section 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted
Purchase Price, that number of Common Shares (calculated to the nearest one ten-thousandth of a Common Share) obtained by (i) multiplying (x) the number of
Common Shares issuable upon exercise of a Right immediately prior to such adjustment of the Purchase Price by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

      (i) The Company may elect, on or after the date of any adjustment of the
Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of Common Shares issuable upon the exercise of a Right.
Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of
Rights (calculated to the nearest one ten-thousandth) obtained by dividing the
Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase

                                       19

Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right
Certificates have been issued, shall be at least 10 calendar days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the
Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to the provisions of Section 14, the additional Rights to which such holders are entitled as a result of such adjustment, or, at the option of the
Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new
Right Certificates evidencing all the Rights to which such holders are entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and delivered by the Company, and countersigned and delivered by the
Rights Agent in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

      (j) Without respect to any adjustment or change in the Purchase Price and/or the number and/or kind of securities issuable upon the exercise of the
Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number and kind of securities which were expressed in the initial Right Certificate issued hereunder.

      (k) Before taking any action that would cause an adjustment reducing the
Purchase Price below the then par value, if any, of the Common Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Shares or such other securities, as the case may be, at such adjusted Purchase Price.

      (l) In any case in which this Section 11 otherwise requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Common
Shares or other securities of the Company, if any, issuable upon such exercise over and above the number of Common Shares or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company delivers to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Common Shares or other securities upon the occurrence of the event requiring such adjustment.

      (m) Notwithstanding anything in this Agreement to the contrary, the
Company shall be entitled to make such adjustments in the number of Common
Shares which may be acquired upon exercise of the Rights and to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board of Directors of the Company determines to be advisable in order that any (i) consolidation or subdivision of the Common Shares, (ii)

                                       20

issuance wholly for cash of Common Shares at less than the current per share market price therefor, (iii) issuance wholly for cash of Common Shares or securities which by their terms are convertible into or exchangeable for Common
Shares, (iv) stock dividends, or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its
Common Shares is not taxable to such stockholders.

      (n) Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Record Date prior to the
Distribution Date (i) pays a dividend on the outstanding Common Shares payable in Common Shares, (ii) subdivides the outstanding Common Shares, (iii) combines the outstanding Common Shares into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding Common
Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each Common Share following any such event equals the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction the numerator of which is the total number of
Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which is the total number of Common Shares outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is paid or such a subdivision, combination or reclassification is effected.

      12. CERTIFICATE OF ADJUSTED PURCHASE PRICE OR NUMBER OF SECURITIES.
Whenever an adjustment is made or any event affecting the Rights or their exercisability (including without limitation an event which causes Rights to become null and void) occurs as provided in Section 11 or Section 13, the
Company shall promptly (a) prepare a certificate setting forth such adjustment or describing such event and a brief, reasonably detailed statement of the facts, computations and methodology accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Shares a copy of such certificate, and (c) if such adjustment is made after the Distribution
Date, mail a brief summary of such adjustment to each holder of a Right
Certificate in accordance with Section 26. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any adjustment or any such event unless and until it shall have received such a certificate.

      13. CONSOLIDATION, MERGER OR SALE OR TRANSFER OF ASSETS OR EARNING POWER.
(a) In the event that:

            (i) at any time after a Person has become an Acquiring Person, the
      Company consolidates with, or merges with or into, any other Person and the Company is not the continuing or surviving corporation of such consolidation or merger; or

            (ii) at any time after a Person has become an Acquiring Person, any
      Person consolidates with the Company, or merges with or into the Company, and the Company is the continuing or surviving corporation of such merger or consolidation and, in connection with such merger or consolidation, all or part of the Common Shares is changed into or exchanged for stock or other securities of any other Person or cash or any other property; or

                                       21

            (iii) at any time after a Person has become an Acquiring Person, the
      Company, directly or indirectly, sells or otherwise transfers (or one or more of its Subsidiaries sells or otherwise transfers), in one or more transactions, assets or earning power (including without limitation securities creating any obligation on the part of the Company and/or any of its Subsidiaries) representing in the aggregate more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons other than the Company or one or more of its wholly owned Subsidiaries;

then, and in each such case, proper provision shall be made so that from and after the latest of the Share Acquisition Date, the Distribution Date and the
date of the occurrence of such Flip-over Event (A) each holder of a Right
(except as otherwise provided in this Agreement) thereafter has the right to receive, upon the exercise thereof in accordance with the terms of this
Agreement at an exercise price per Right equal to the product of the then-current Purchase Price multiplied by the number of Common Shares for which a Right was exercisable immediately prior to the Share Acquisition Date, such number of duly authorized, validly issued, fully paid, non assessable and freely tradeable Common Shares of the Issuer, free and clear of any liens, encumbrances and other adverse claims and not subject to any rights of call or first refusal, as equals the result obtained by (x) multiplying the then-current Purchase Price by the number of Common Shares for which a Right is exercisable immediately prior to the Share Acquisition Date and dividing that product by (y) 50% of the current per share market price of the Common Shares of the Issuer (determined pursuant to Section 11(d)), on the date of the occurrence of such Flip-over
Event; (B) the Issuer shall thereafter be liable for, and shall assume, by virtue of the occurrence of such Flip-over Event, all the obligations and duties of the Company pursuant to this Agreement; (C) the term "Company' shall thereafter be deemed to refer to the Issuer; and (D) the Issuer shall take such steps (including without limitation the reservation of a sufficient number of its Common Shares to permit the exercise of all outstanding Rights) in connection with such consummation as may be necessary to assure that the provisions hereof are thereafter applicable, as nearly as reasonably may be possible, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights.

      (b) For purposes of this Section 13, "ISSUER" means (i) in the case of any
Flip-over Event described in Sections 13(a)(i) or (ii) above, the Person that is the continuing, surviving, resulting or acquiring Person (including the Company as the continuing or surviving corporation of a transaction described in Section
13(a)(ii) above), and (ii) in the case of any Flip-over Event described in
Section 13(a)(iii) above, the Person that is the party receiving the greatest portion of the assets or earning power (including without limitation securities creating any obligation on the part of the Company and/or any of its
Subsidiaries) transferred pursuant to such transaction or transactions;
PROVIDED, HOWEVER, that, in any such case, (A) if (1) no class of equity security of such Person is, at the time of such merger, consolidation or transaction and has been continuously over the preceding 12-month period, registered pursuant to Section 12 of the Exchange Act, and (2) such Person is a
Subsidiary, directly or indirectly, of another Person, a class of equity security of which is and has been so registered, the term "Issuer" means such other Person; and (B) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, a class of equity security of two or more of which are and have been so registered, the term "Issuer" means whichever of

                                       22

such Persons is the issuer of the equity security having the greatest aggregate market value. Notwithstanding the foregoing, if the Issuer in any of the
Flip-over Events listed above is not a corporation or other legal entity having outstanding equity securities, then, and in each such case, (x) if the Issuer is directly or indirectly wholly owned by a corporation or other legal entity having outstanding equity securities, then all references to Common Shares of the Issuer shall be deemed to be references to the Common Shares of the corporation or other legal entity having outstanding equity securities which ultimately controls the Issuer, and (y) if there is no such corporation or other legal entity having outstanding equity securities, (I) proper provision shall be made so that the Issuer creates or otherwise makes available for purposes of the exercise of the Rights in accordance with the terms of this Agreement, a kind or kinds of security or securities having a fair market value at least equal to the economic value of the Common Shares which each holder of a Right would have been entitled to receive if the Issuer had been a corporation or other legal entity having outstanding equity securities; and (II) all other provisions of this
Agreement shall apply to the Issuer of such securities as if such securities were Common Shares.

      (c) The Company shall not consummate any Flip-over Event if, (i) at the time of or immediately after such Flip-over Event, there are or would be any rights, warrants, instruments or securities outstanding or any agreements or arrangements in effect which would eliminate or substantially diminish the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such Flip-over Event, the stockholders of the Person who constitutes, or would constitute, the Issuer for purposes of Section 13(a)
shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates, or (iii) the form or nature of the organization of the Issuer would preclude or limit the exercisability of the
Rights. In addition, the Company shall not consummate any Flip-over Event unless the Issuer has a sufficient number of authorized Common Shares (or other securities as contemplated in Section 13(b) above) which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior to such consummation the Company and the
Issuer have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in subsections (a) and (b) of this Section 13 and further providing that as promptly as practicable after the consummation of any Flip-over Event, the Issuer shall:

      (A) prepare and file a registration statement under the Securities Act with respect to the Rights and the securities issuable upon exercise of the
Rights on an appropriate form, and use its best efforts to cause such registration statement to (1) become effective as soon as practicable after such filing and (2) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;

      (B) take all such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights; and

      (C) deliver to holders of the Rights historical financial statements for the Issuer and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

                                       23

      (d) The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a
Flip-over Event occurs at any time after the occurrence of a Flip-in Event, except for Rights that have become null and void pursuant to Section 11(a)(ii),
Rights that shall not have been previously exercised shall cease to be exercisable in the manner provided in Section 11(a)(ii) and shall thereafter be exercisable in the manner provided in Section 13(a).

      14. FRACTIONAL RIGHTS AND FRACTIONAL SECURITIES. (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay as promptly as practicable to the registered holders of the Right
Certificates with regard to which such fractional Rights otherwise would be issuable, an amount in cash equal to the same fraction of the current market value of one Right. For the purposes of this Section 14(a), the current market value of one Right is the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights otherwise would have been issuable. The closing price for any day is the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the
Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use, or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If the Rights are not publicly held or are not so listed or traded, or are not the subject of available bid and asked quotes, the current market value of one Right shall mean the fair value thereof as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.

      (b) The Company shall not be required to issue fractions of Common Shares or other securities issuable upon exercise or exchange of the Rights or to distribute certificates which evidence any such fractional securities. In lieu of issuing any such fractional securities, the Company may pay to any Person to whom or which such fractional securities would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one such security. For purposes of this Section 14(b), the current market value of one
Common Share or other security issuable upon the exercise or exchange of Rights is the closing price thereof (as determined in the same manner as set forth for
Common Shares in the second sentence of Section 11(d)) for the Trading Day immediately prior to the date of such exercise or exchange; PROVIDED, HOWEVER, that if neither the Common Shares nor any such other securities are publicly held or listed or admitted to trading on any national securities exchange, or the subject of available bid and asked quotes, the current market value of one
Common Share or such other security shall mean the fair value thereof as determined in good faith by the Board of Directors of the Company, whose determination shall mean the fair value thereof as shall be described in a statement filed with the Rights Agent.

                                       24

      (c) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

      15. RIGHTS OF ACTION. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 and
Section 20, are vested in the respective registered holders of the Right
Certificates (and, prior to the Distribution Date, the registered holders of the
Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights
Agent or of the holder of any other Right Certificate (or, prior to the
Distribution Date, of the holder of any Common Shares), may in his own behalf and for his own benefit enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach by the Company of this Agreement and shall be entitled to specific performance of the obligations under this Agreement, and injunctive relief against actual or threatened violations by the Company of the obligations of any Person subject to this Agreement.

      16. AGREEMENT OF RIGHTS HOLDERS. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

      (a) Prior to the Distribution Date, the Rights are transferable only in connection with the transfer of the Common Shares;

      (b) After the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer;

      (c) The Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Share certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;

                                       25

      (d) Such holder expressly waives any right to receive any fractional
Rights and any fractional securities upon exercise or exchange of a Right, except as otherwise provided in Section 14.

      (e) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a
Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling (whether interlocutory or final)
issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however that the Company shall use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

      17. RIGHT CERTIFICATE HOLDER NOT DEEMED A STOCKHOLDER. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends, or be deemed for any purpose the holder of Common Shares or any other securities of the Company which may at any time be issuable upon the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right
Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of Directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions of this Agreement or exchanged pursuant to the provisions of Section 24.

      18. CONCERNING THE RIGHTS AGENT. (a) The Company shall pay to the Rights
Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, amendment and administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company shall also indemnify the
Rights Agent for, and hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence or bad faith on the part of the Rights Agent (which gross negligence or bad faith must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this
Agreement. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. The provisions of this Section 18 and Section 20 below shall survive the termination of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

      (b) The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered, or omitted to be taken by it in connection with its acceptance and administration of this

                                       26

Agreement and the exercise and performance of its duties hereunder, in reliance upon any Right Certificate or certificate evidencing Common Shares or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed, and, where necessary, verified or acknowledged, by the proper Person or Persons or otherwise upon the advice of counsel as provided in Section 20 hereof.

      19. MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT. (a) Any
Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the shareholder services business of the
Rights Agent or any successor Rights Agent, shall be the successor to the Rights
Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. If at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right
Certificates so countersigned; and if at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right
Certificates shall have the full force provided in the Right Certificates and in this Agreement.

      (b) If at any time the name of the Rights Agent changes and at such time any of the Right Certificates have been countersigned but not delivered, the
Rights Agent may adopt the countersignature under its prior name and deliver
Right Certificates so countersigned; and if at that time any of the Right
Certificates have not been countersigned, the Rights Agent may countersign such
Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the
Right Certificates and in this Agreement.

      20. RIGHTS AND DUTIES OF RIGHTS AGENT. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties) upon the following terms and conditions, by all of which the
Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

      (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in accordance with such advice or opinion.

      (b) Whenever in the performance of its duties under this Agreement the
Rights Agent deems it necessary or desirable that any fact or matter (including without limitation, the identity of an Acquiring Person and the determination of the current per share market price of any security) be proved or established by the Company prior to taking, suffering, or omitting to take any action

                                       27

hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the
President, any Vice President, the Secretary or the Treasurer of the Company and
delivered to the Rights Agent, and such certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered, or omitted by it under the provisions of this Agreement in reliance upon such certificate.

      (c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence or bad faith (which gross negligence or bad faith must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights
Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Agreement shall be limited to the amount of annual fees paid by the Company to the Rights Agent.

      (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right
Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

      (e) The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights
Agent) or in respect of the validity or execution of any Right Certificate
(except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 11(a)(ii) hereof) or any change or adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in
Section 3, 11, 13, 23 or 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of the certificate described in Section 12 hereof, upon which the Rights Agent may rely); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of stock or other securities shall, when issued, be validly authorized and issued, fully paid and nonassessable.

      (f) The Company shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights
Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

      (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, any Vice President, the
Secretary or the Treasurer of the Company, and to apply to such officers for

                                       28

advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and the Rights
Agent shall not be liable for or in respect of any action taken, suffered or omitted by it in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted by the Rights
Agent under this Agreement and the date on and/or after which such action shall be taken or suffered or such omission shall be effective. The Rights Agent shall not be liable for any action taken or suffered by, or omission of, the Rights
Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five
Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted.

      (h) The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the
Company or otherwise act as fully and freely as though the Rights Agent were not
Rights Agent under this Agreement. Nothing herein shall preclude the Rights
Agent or any such stockholder, affiliate, director, officer or employee from acting in any other capacity for the Company or for any other Person.

      (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the
Company or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence or bad faith in the selection and continued
employment thereof (which gross negligence or bad faith must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). The Rights Agent shall not be under any duty or responsibility to ensure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange of Right Certificates.

      (j) If, with respect to any Right Certificate surrendered to the Rights
Agent for exercise, transfer, split up, combination or exchange, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise, transfer, split up, combination or exchange without first consulting with the Company, and shall thereafter take further action with respect thereto only in accordance with the Company's written instructions.

      (k) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the

                                       29

performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

      21. CHANGE OF RIGHTS AGENT. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 calendar days' notice in writing mailed to the Company and to each transfer agent of the Common Shares known to the Rights Agent by registered or certified mail, or by nationally recognized overnight carrier, and to the holders of the
Right Certificates by first class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 calendar days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares by registered or certified mail, and to the holders of the Right Certificates by first class mail. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 calendar days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a
Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new
Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or of any State thereof, in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (b) an Affiliate of such a Person. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights
Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates.
Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

      22. ISSUANCE OF NEW RIGHT CERTIFICATES. Notwithstanding any of the
provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price per share and the number or kind of securities issuable upon exercise of the Rights made in accordance with the provisions of this Agreement.
In addition, in connection with the issuance or sale by the Company of Common
Shares following the Distribution Date and prior to the Expiration Date, the
Company (a) shall, with respect to Common Shares so issued or sold pursuant to the exercise, exchange or conversion of securities (other than Rights) issued prior to the Distribution Date which are exercisable or exchangeable for, or convertible into Common Shares, and (b) may, in any other case, if deemed necessary, appropriate or desirable by the Board of Directors of the Company, issue Right Certificates representing an equivalent number of Rights as would have been issued in respect of such Common Shares if they had been issued or sold prior to the Distribution Date, as appropriately adjusted as provided herein as if they had been so issued or sold; provided, however, that (i) no

                                       30

such Right Certificate shall be issued if, and to the extent that, in its good faith judgment the Board of Directors of the Company determines that the issuance of such Right Certificate could have a material adverse tax consequence to the Company or to the Person to whom or which such Right Certificate otherwise would be issued and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment otherwise has been made in lieu of the issuance thereof.

      23. REDEMPTION. (a) Prior to the Expiration Date, the Board of Directors
of the Company may, at its option, redeem all but not less than all of the then-outstanding Rights at the Redemption Price at any time prior to the Close of Business on the later of (i) the Distribution Date and (ii) Share Acquisition
Date. Any such redemption shall be effective immediately upon the action of the
Board of Directors of the Company ordering the same, unless such action of the
Board of Directors of the Company expressly provides that such redemption shall be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such redemption shall be effective in accordance with the provisions of such action of the Board of Directors of the
Company).

      (b) Immediately upon the effectiveness of the redemption of the Rights as provided in Section 23(a), and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price, without interest thereon. Promptly after the effectiveness of the redemption of the Rights as provided in Section 23(a), the Company shall publicly announce such redemption (with prompt written notice thereof to the Rights Agent) and, within 10 calendar days thereafter, shall give notice of such redemption to the holders of the then-outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the
Company; provided, however, that the failure to give, or any defect in, any such notice shall not affect the legality or validity of the redemption of the
Rights. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. The notice of redemption mailed to the holders of Rights shall state the method by which the payment of the Redemption Price shall be made. The Company may, at its option, pay the
Redemption Price in cash, Common Shares (based upon the current per share market price of the Common Shares (determined pursuant to Section 11(d)) at the time of redemption), or any other form of consideration deemed appropriate by the Board of Directors of the Company (based upon the fair market value of such other consideration, determined by the Board of Directors of the Company in good faith) or any combination thereof. The Company may, at its option, combine the payment of the Redemption Price with any other payment being made concurrently to holders of Common Shares and, to the extent that any such other payment is discretionary, may reduce the amount thereof on account of the concurrent payment of the Redemption Price. If legal or contractual restrictions prevent the Company from paying the Redemption Price (in the form of consideration deemed appropriate by the Board of Directors) at the time of redemption, the
Company shall pay the Redemption Price, without interest, promptly after such time as the Company ceases to be so prevented from paying the Redemption Price.

      24. EXCHANGE. (a) The Board of Directors of the Company may, at its
option, at any time after the later of the Share Acquisition Date and the

                                       31

Distribution Date, exchange all or part of the then-outstanding and exercisable
Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii)) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Record Date
(such exchange ratio being hereinafter referred to as the "EXCHANGE RATIO"). Any such exchange shall be effective immediately upon the action of the Board of
Directors of the Company ordering the same, unless such action of the Board of
Directors of the Company expressly provides that such exchange shall be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such exchange shall be effective in accordance with the provisions of such action of the Board of Directors of the
Company). Notwithstanding the foregoing, the Board of Directors of the Company shall not be empowered to effect such exchange at any time after any Person
(other than the Company, any Related Person or any Exempt Person), who or which, together with all Affiliates and Associates of such Person, becomes the
Beneficial Owner of 50% or more of the then-outstanding Common Shares.

      (b) Immediately upon the effectiveness of the exchange of any Rights as provided in Section 24(a), and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right with respect to such Rights thereafter of the holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. Promptly after the effectiveness of the exchange of any Rights as provided in Section 24(a), the Company shall publicly announce such exchange (with prompt written notice thereof to the
Rights Agreement) and, within 10 calendar days thereafter, shall give notice of such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; PROVIDED, HOWEVER, that the failure to give, or any defect in, such notice shall not affect the legality or validity of such exchange. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.
Each such notice of exchange shall state the method by which the exchange of the
Common Shares for Rights shall be effected and, in the event of any partial exchange, the number of Rights which shall be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii))
held by each holder of Rights.

      (c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute for any Common Share exchangeable for a Right (i)
equivalent common shares (as such term is used in Section 11(a)(iii)), (ii)
cash, (iii) debt securities of the Company, (iv) other assets, or (v) any combination of the foregoing, in any event having an aggregate value, as determined in good faith by the Board of Directors of the Company (whose determination shall be described in a statement filed with the Rights Agent), equal to the current market value of one Common Share (determined pursuant to
Section 11(d)) on the Trading Day immediately preceding the date of the effectiveness of the exchange pursuant to this Section 24.

      25. NOTICE OF CERTAIN EVENTS. (a) If, after the Distribution Date, the
Company proposes (i) to pay any dividend payable in stock of any class to the holders of Common Shares or to make any other distribution to the holders of
Common Shares (other than a regular periodic cash dividend), (ii) to offer to the holders of Common Shares rights, options or warrants to subscribe for or to purchase any additional Common Shares or shares of stock of any class or any

                                       32

other securities, rights, options or warrants, (iii) to effect any reclassification of its Common Shares (other than a reclassification involving only the subdivision of outstanding Common Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer
(or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of assets or earning power (including, without limitation, securities creating any obligation on the part of the
Company and/or any of its Subsidiaries) representing more than 50% of the assets and earning power of the Company and its Subsidiaries, taken as a whole, to any other Person or Persons other than the Company or one or more of its wholly owned Subsidiaries, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or reclassification of the Common Shares then, in each such case, the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right
Certificate, in accordance with Section 26, a notice of such proposed action, which specifies the record date for the purposes of such stock dividend, distribution or offering of rights, options or warrants, or the date on which such reclassification, consolidation, merger, sale, disposition, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the Common Shares, if any such date is to be fixed, and such notice shall be so given, in the case of any action covered by clause (i) or (ii) above, at least 10 calendar days prior to the record date for determining holders of the Common Shares for purposes of such action, and, in the case of any such other action, at least 10 calendar days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares, whichever is the earlier.

      (b) In case any Triggering Event occurs, then, in any such case, the
Company shall as soon as practicable thereafter give to the Rights Agent and each holder of a Right Certificate, in accordance with Section 26, a notice of the occurrence of such event, which notice specifies the event and the consequences of the event to holders of Rights.

      26. NOTICES. (a) Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                        Del Global Technologies Corp.
                        11550 West King Street
                        Franklin Park, IL 60131
                        Attention: Chief Executive Officer

      (b) Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                        Mellon Investor Services LLC
                        Newport Office Center VII
                        480 Washington Boulevard
                        Jersey City, NJ 07310
                        Attention:  Manager

                                       33

      (c) Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, if prior to the Distribution Date, to the holder of any certificate evidencing
Common Shares) shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

      27. SUPPLEMENTS AND AMENDMENTS. Prior to the time at which the Rights cease to be redeemable pursuant to Section 23, and subject to the last sentence of this Section 27, the Company may in its sole and absolute discretion supplement or amend any provision of this Agreement in any respect without the approval of any holders of Rights or Common Shares. From and after the time at which the Rights cease to be redeemable pursuant to Section 23, and subject to the last sentence of this Section 27, the Company may supplement or amend this
Agreement without the approval of any holders of Rights or Common Shares in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or
(iv) to supplement or amend the provisions hereunder in any manner which the
Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an
Affiliate or Associate of an Acquiring Person), and no such supplement or amendment shall cause the Rights again to become redeemable or cause this
Agreement again to become supplementable or amendable otherwise than in accordance with the provisions of this sentence. Without limiting the generality or effect of the foregoing, this Agreement may be supplemented or amended to provide for such voting powers for the Rights and such procedures for the exercise thereof, if any, as the Board of Directors of the Company may determine to be appropriate. Upon the delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this
Agreement to the contrary, (a) no supplement or amendment may be made which decreases the stated Redemption Price to an amount less than $0.01 per Right and
(b) neither the Company nor the Rights Agent shall be obligated to enter into any supplement or amendment that affects the Rights Agent's own rights, duties, obligations or immunities under this Agreement.

      28. SUCCESSORS: CERTAIN COVENANTS. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall be binding on and inure to the benefit of their respective successors and assigns hereunder.

      29. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent, and the registered holders of the Right Certificates (and, prior to the Distribution
Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent, and the registered holders of the Right
Certificates (or prior to the Distribution Date, the Common Shares).

                                       34

      30. GOVERNING LAW. This Agreement, each Right and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the
State of New York and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made solely by residents of such state and performed entirely within such state.

      31. SEVERABILITY. If any term, provision, covenant or restriction of this
Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that nothing contained in this Section 31 shall affect the ability of the Company under the provisions of Section 27 to supplement or amend this
Agreement to replace such invalid, illegal or unenforceable term, provision, covenant or restriction with a legal, valid and enforceable term, provision, covenant or restriction.

      32. DESCRIPTIVE HEADINGS, ETC. Descriptive headings of the several
Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
Unless otherwise expressly provided, references herein to Articles, Sections and
Exhibits are to Articles, Sections and Exhibits of or to this Agreement.

      33. DETERMINATIONS AND ACTIONS BY THE BOARD. For all purposes of this
Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made in accordance with, as applicable, the last sentence of Rule
13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act or the provisions of Section 382 of the Code, or any successor provision or replacement provision. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including without limitation the right and power to (i)
interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement
(including without limitation any determination contemplated by Section 1(a) or any determination as to whether particular Rights shall have become null and void). All such actions, calculations, interpretations and determinations
(including, for purposes of clause (y) below, any omission with respect to any of the foregoing) which are done or made by the Board of Directors of the
Company in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and (y) not subject the Board of Directors of the Company to any liability to the holders of the Rights. The Rights Agent is entitled always to assume the Board of Directors of the Company acted in good faith and shall be fully protected and incur no liability in reliance thereon.

      34. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                                       35

                         [Signatures on Following Page]

                                       36

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, and attested, all as of the day and year first above written.

Attest:                                    DEL GLOBAL TECHNOLOGIES CORP.

By: /s/ Sandra J. Kline                    By: /s/ Mark A. Zorko
    ---------------------------------          ---------------------------------
Title: Notary Public                       Name:  Mark A. Zorko
                                           Title: Chief Financial Officer

Attest:                                    MELLON INVESTOR SERVICES LLC

By: /s/ Lee Bowalsky                       By: /s/ John J. Borycski
    ---------------------------------          ---------------------------------
Title: Client Relationship Executive       Name:  John J. Borycski
                                           Title: Client Relationship Executive

                                       37

                                                                       EXHIBIT A

                            FORM OF RIGHT CERTIFICATE

Certificate No. R-__________________                    _________________ Rights

      NOT EXERCISABLE AFTER FEBRUARY 2, 2017 OR EARLIER IF REDEEMED, EXCHANGED
OR AMENDED. THE RIGHTS ARE SUBJECT TO REDEMPTION, EXCHANGE AND AMENDMENT AT THE
OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER
CERTAIN CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE
BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN
ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR A
TRANSFEREE THEREOF MAY BECOME NULL AND VOID.

                                Right Certificate

                          DEL GLOBAL TECHNOLOGIES CORP.

      This certifies that ______________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions, and conditions of the Rights Agreement, dated as of January 22, 2007 (the "RIGHTS AGREEMENT"), between Del Global Technologies Corp., a New York corporation (the "COMPANY"), and Mellon Investor Services LLC, a New Jersey limited liability company, as
Rights Agent (the "RIGHTS AGENT"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement)
and prior to 5:00 p.m., New York, New York time on the Expiration Date (as such term is defined in the Rights Agreement) at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one fully paid nonassessable share of Common Stock, par value $0.10 per share
(the "COMMON Shares"), of the Company, at a purchase price of $25.00 per Common
Share (the "PURCHASE PRICE"), upon presentation and surrender of this Right
Certificate with the Form of Election to Purchase and related Certificate duly executed. If this Right Certificate is exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right
Certificates for the number of whole Rights not exercised. The number of Rights evidenced by this Right Certificate (and the number of Common Shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of the date of the Rights
Agreement, based on the Common Shares as constituted at such date.

      As provided in the Rights Agreement, the Purchase Price and/or the number and/or kind of securities issuable upon the exercise of the Rights evidenced by this Right Certificate are subject to adjustment upon the occurrence of certain events.

      This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are

                                      A-1

hereby incorporated herein by reference and made a part hereof and to which
Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of the Rights under the circumstances specified in the Rights Agreement. Copies of the Rights
Agreement are on file at the abovementioned office of the Rights Agent and can be obtained from the Company without charge upon written request therefor. Terms used herein with initial capital letters and not defined herein are used herein with the meanings ascribed thereto in the Rights Agreement.

      Pursuant to the Rights Agreement, from and after the occurrence of a
Flip-in Event, any Rights that are Beneficially Owned by (i) any Acquiring
Person (or any Affiliate or Associate of any Acquiring Person), (ii) a
transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of a Flip-in Event, or (iii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Flip-in Event pursuant to either (a) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (b) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding certain provisions of the Rights Agreement, and subsequent transferees of any of such
Persons, shall be null and void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such
Rights under any provision of the Rights Agreement. From and after the occurrence of a Flip-in Event, no Right Certificate shall be issued that represents Rights that are or have become null and void pursuant to the provisions of the Rights Agreement, and any Right Certificate delivered to the
Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of the Rights Agreement shall be canceled.

      This Right Certificate, with or without other Right Certificates, may be transferred, split up, combined or exchanged for another Right Certificate or
Right Certificates entitling the holder to purchase a like number of Common
Shares (or other securities, as the case may be) as the Right Certificate or
Right Certificates surrendered entitled such holder (or former holder in the case of a transfer) to purchase, upon presentation and surrender hereof at the office of the Rights Agent designated for such purpose, with the Form of
Assignment (if appropriate) and the related Certificate duly executed.

      Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.01 per Right or may be exchanged in whole or in part. The Rights
Agreement may be supplemented and amended by the Company, as provided therein.

      The Company is not required to issue fractions of Common Shares or other securities issuable upon the exercise of any Right or Rights evidenced hereby.
In lieu of issuing such fractional Common Shares or other securities, the
Company may make a cash payment, as provided in the Rights Agreement.

      No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Common Shares

                                      A-2

or of any other securities of the Company which may at any time be issuable upon the exercise of the Right or Rights represented hereby, nor shall anything contained herein or in the Rights Agreement be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate have been exercised in accordance with the provisions of the Rights Agreement.

      This Right Certificate shall not be valid or obligatory for any purpose until it has been countersigned by the Rights Agent.

      WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of _____________________.

ATTEST:                                  DEL GLOBAL TECHNOLOGIES CORP.

---------------------------------        By:
                                            ---------------------------------
                                            Name:
                                            Title:

Countersigned:

Mellon Investor Services LLC,
As Rights Agent

By:
   ------------------------------
   Authorized Signature

                                      A-3

                    Form of Reverse Side of Right Certificate

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such
                holder desires to transfer the Right Certificate)

      FOR VALUE RECEIVED, __________________ hereby sells, assigns and transfers unto ________________________________________________________________________
                 (Please print name and address of transferee)

___________________________________________________________________________ this
Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated : __________________________

                                    _________________________________
                                    Signature

Signature Guaranteed: __________________________

       Signatures must be guaranteed by a participant in the Securities Transfer
Agent Medallion Program, the Stock Exchanges Medallion Program or the New York
Stock Exchange, Inc. Medallion Signature Program.

                                      A-4

                                   CERTIFICATE

      The undersigned hereby certifies by checking the appropriate boxes that:

      (1) the Rights evidenced by this Right Certificate [ ] are [ ] are not being sold, assigned, transferred, split up, combined or exchanged by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or
Associate of any such Person (as such terms are defined in the Rights
Agreement);

      (2) after due inquiry and to the best knowledge of the undersigned, it [ ]
did [ ] did not acquire the Rights evidenced by this Right Certificate from any
Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: _______________________
                                              _________________________________
                                              Signature

                                      A-5

                          FORM OF ELECTION TO PURCHASE

                      (To be executed if holder desires to
                         exercise the Right Certificate)

To Del Global Technologies Corp.:

      The undersigned hereby irrevocably elects to exercise ___________ Rights represented by this Right Certificate to purchase the Common Shares or other securities issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of and delivered to:

Please insert social
security or other identifying number:___________________________________________

________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________

If such number of Rights is not all the Rights evidenced by this Right
Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social
security or other identifying number:___________________________________________

________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________

Dated: ___________________________________

                                    _____________________________________
                                    Signature

Signature Guaranteed: _____________________

       Signatures must be guaranteed by a participant in the Securities Transfer
Agent Medallion Program, the Stock Exchanges Medallion Program or the New York
Stock Exchange, Inc. Medallion Signature Program.

                                      A-6

                                   CERTIFICATE

      The undersigned hereby certifies by checking the appropriate boxes that:

      (1) the Rights evidenced by this Right Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement);

      (2) after due inquiry and to the best knowledge of the undersigned, it [ ]
did [ ] did not acquire the Rights evidenced by this Right Certificate from any
Person who is, was, or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ______________________________

                                    _________________________________
                                    Signature

                                     NOTICE

      SIGNATURES ON THE FOREGOING FORM OF ASSIGNMENT AND FORM OF ELECTION TO
PURCHASE AND IN THE RELATED CERTIFICATES MUST CORRESPOND TO THE NAME AS WRITTEN
UPON THE FACE OF THIS RIGHT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

      SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED MEDALLION SIGNATURE PROGRAM) PURSUANT TO RULE 17AD-15 UNDER THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

       IN THE EVENT THE CERTIFICATION SET FORTH ABOVE IN THE FORM OF ASSIGNMENT
OR THE FORM OF ELECTION TO PURCHASE, AS THE CASE MAY BE, IS NOT COMPLETED, THE
COMPANY AND THE RIGHTS AGENT WILL DEEM THE BENEFICIAL OWNER OF THE RIGHTS
EVIDENCED BY THIS RIGHT CERTIFICATE TO BE AN ACQUIRING PERSON OR AN AFFILIATE OR
ASSOCIATE THEREOF (AS DEFINED IN THE AGREEMENT) AND SUCH ASSIGNMENT OR ELECTION
TO PURCHASE WILL NOT BE HONORED.

                                      A-7

                                                                       EXHIBIT B

                      SUMMARY OF RIGHTS TO PURCHASE COMMON STOCK

      On January 22, 2007, the Board of Directors of Del Global Technologies
Corp. adopted a rights plan and declared a dividend of one common share purchase right for each outstanding share of our common stock. The dividend is payable on
February 2, 2007 to our stockholders of record on that date. The terms of the rights and the rights plan are set forth in a Rights Agreement, dated as of
January 22, 2007, by and between Del Global Technologies Corp. and Mellon
Investor Services LLC, as rights agent.

      This summary of rights provides a general description of the rights plan.
Because it is only a summary, this description should be read together with the entire rights plan, which we incorporate in this summary by reference. Upon written request, we shall provide a copy of the rights plan free of charge to any stockholder.

      Our Board adopted the rights plan to protect stockholder value by protecting our ability to realize the benefits of our net operating loss carryforwards ("NOLs") and capital loss carryforwards. We have experienced substantial operating and capital losses in previous years. Under the Internal
Revenue Code and rules promulgated by the Internal Revenue Service, we may
"carry forward" these losses in certain circumstances to offset current and future earnings and thus reduce our federal income tax liability, subject to certain requirements and restrictions. Assuming that we have future earnings, we may be able to realize the benefits of NOLs and capital loss carryforwards.
These NOLs and capital loss carryforwards constitute a substantial asset to us.
If we experience an "Ownership Change," as defined in Section 382 of the
Internal Revenue Code, our ability to use the NOLs and capital loss carryforwards could be substantially limited or lost altogether.

      In general terms, the rights plan imposes a significant penalty upon any person or group that acquires 5% or more of our outstanding common stock without the prior approval of our Board. Stockholders that owned 5% or more of our outstanding common stock as of the close of business on February 2, 2007 may acquire up to an additional 1% of our outstanding common stock without penalty so long as they maintain their ownership above the 5% level (such increase subject to downward adjustment by our Board if it determines that such increase shall endanger the availability of our NOLs and/or our capital loss carryforwards). In addition, our Board may exempt any person or group that owns more than 5% of our common stock if the Board determines that the person or group's ownership shall not endanger the availability of our NOLs and/or our capital loss carryforwards. A person or group that acquires a percentage of our common stock in excess of the applicable threshold is called an "acquiring person." Any rights held by an acquiring person are null and void and may not be exercised. Common stock acquired in a rights offering shall not alone cause a person to become an acquiring person.

THE RIGHTS. Our Board of Directors authorized the issuance of one right per each outstanding share of our common stock on February 2, 2007. If the rights become exercisable, each right would allow its holder to purchase from us one share of our common stock for a purchase price of $25.00.

                                      B-1

EXERCISABILITY. The rights shall not be exercisable until the earlier of:

o     10 days after a public announcement by Del Global Technologies Corp. that a person or group has become an acquiring person; and

o     10 business days (or a later date determined by our Board) after a person or group begins a tender or exchange offer that, if completed, would result in that person or group becoming an acquiring person.

We refer to the date that the rights become exercisable as the "distribution date." Until the distribution date, our common stock certificates shall also evidence the rights and shall contain a notation to that effect. Any transfer of shares of common stock prior to the distribution date shall constitute a transfer of the associated rights. After the distribution date, the rights shall separate from the common stock and be evidenced by rights certificates, which we shall mail to all holders of rights that have not become null and void.

FLIP-IN EVENT. After the distribution date, all holders of rights, except the acquiring person, may exercise their rights upon payment of the purchase price to purchase shares of our common stock (or other securities or assets as determined by the Board) with a market value of two times the purchase price.

FLIP-OVER EVENT. After the distribution date, if a flip-in event has already occurred and Del Global Technologies Corp. is acquired in a merger or similar transaction, all holders of rights except the acquiring person may exercise their rights upon payment of the purchase price, to purchase shares of the acquiring corporation with a market value of two times the purchase price of the rights.

EXPIRATION. The rights shall expire on February 2, 2017 unless earlier redeemed or exchanged.

REDEMPTION. Our Board may redeem all (but not less than all) of the rights for a redemption price of $0.01 per right at any time before the later of the distribution date and the date of the first public announcement or disclosure by
Del Global Technologies Corp. that a person or group has become an acquiring person. Once the rights are redeemed, the right to exercise rights shall terminate, and the only right of the holders of rights shall be to receive the redemption price. The redemption price shall be adjusted if we declare a stock split or issue a stock dividend on our common stock.

EXCHANGE. After the later of the distribution date and the date of the first public announcement by Del Global Technologies Corp. that a person or group has become an acquiring person, but before an acquiring person owns 50% or more of our outstanding common stock, our Board may exchange each right (other than rights that have become null and void) for one share of common stock or an equivalent security.

ANTI-DILUTION PROVISIONS. Our Board may adjust the purchase price of the common shares, the number of common shares issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the common stock. No adjustments to the purchase price of less than 1% shall be made.

                                      B-2

AMENDMENTS. Before the time rights cease to be redeemable, our Board may amend or supplement the rights plan without the consent of the holders of the rights, except that no amendment may decrease the redemption price below $0.01 per right. At any time thereafter, our Board may amend or supplement the rights plan only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions or to make any additional changes to the rights plan, but only to the extent that those changes do not impair or adversely affect any rights holder and do not result in the rights again becoming redeemable.

                                        * * *

                                      B-3